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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 10, 2001
(Date of earliest event reported: July 9, 2001)

DITECH COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26209	94-2935531
(Commission File No.)	(IRS Employer Identification No.)

825 E. Middlefield Road
Mountain View, Ca. 94043
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (650) 623-1300

Item 5. Other Events and Regulation FD Disclosure.

    On July 9, 2001, Altamar Networks, Inc., a wholly-owned subsidiary of Ditech Communications Corporation, announced the acquisition of certain assets from Ilotron Limited (in administration), a United Kingdom-based developer of photonic network equipment. See press release attached hereto as Exhibit 99.1.

Item 7. Exhibits.

99.1	Press Release, dated as of July 9, 2001 entitled "Altamar Networks Announces Purchase of Ilotron Assets—Purchase of Ultra-Long Haul Technology Enhances Titanium's Capabilities."

1

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DITECH COMMUNICATIONS CORPORATION
Dated: July 10, 2001	By:	/s/ WILLIAM J. TAMBLYN William J. Tamblyn Chief Financial Officer and Vice President

INDEX TO EXHIBITS

99.1	Press Release, dated as of July 9, 2001 entitled "Altamar Networks Announces Purchase of Ilotron Assets—Purchase of Ultra-Long Haul Technology Enhances Titanium's Capabilities."

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INDEX TO EXHIBITS